UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-22933

Date of Notification: September 29, 2022

2. Exact name of Investment Company as specified in registration statement:

Apollo Diversified Real Estate Fund

3. Address of principal executive office: (number, street, city, state, zip code)

Apollo Global Management, Inc.

9 West 57th Street, New York

New York 10019

4. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Ryan Del Giudice
Ryan Del Giudice
Assistant Secretary

APOLLO DIVERSIFIED REAL ESTATE FUND

Investor Update

Fall 2022

Class A Share (NASDAQ: GIREX) Inception Through 8/31/22[1]
Performance[1]
Cumulative Return	83.48%
Annualized Return	7.72%
Positive Returns[1]
30 out of 32 quarters
Standard Deviation	3.80% [1]
The Fund’s Standard Deviation (a measure of volatility/risk) was approximately four times less than the S&P 500 Index over the same period.[1]
Sharpe Ratio	1.81 [1]
Alpha	5.22% [1]
Beta	0.14 [1]
Private Fund Diversification[2]
As of 7/1/22
Approximately $271.72B Gross Asset Value
3,791 investments diversified by sector, geography, and manager

September 29, 2022

Dear Fellow Shareholders,

We are pleased to present the Fall 2022 Investor Update for Apollo Diversified Real Estate Fund (the “Fund”).[3] We greatly appreciate the support of our shareholders, and we seek to remain true to the Fund’s stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. Despite challenging economic conditions that have characterized most of 2022, the Fund continued to deliver impressive outperformance relative to both stocks and bonds. The Fund’s load-waived Class A shares (NASDAQ: GIREX) returned 14.83% in the one-year period ended August 31, 2022, while the S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index delivered returns of -11.23% and -11.52% respectively, during the same period.[1] From the Fund’s inception on June 30, 2014, through August 31, 2022, the Fund’s load-waived Class A shares generated a(n)[1]:

Randy I. Anderson, Ph.D., CRE Portfolio Manager, Apollo Diversified Real Estate Fund

●     Total cumulative return of 83.48% and an 7.72% annualized return.

●     Sharpe ratio of 1.81.

●     Standard deviation of 3.80%, which is in line with the standard deviation for the Bloomberg U.S. Aggregate Bond Index (3.84%).

●     Alpha of 5.22%.

●     Beta of 0.14.

The U.S. economy continued to struggle with inflation, slowing economic growth, and the associated monetary policy designed to address the same. Bottlenecks that plagued global supply chains since the start of the pandemic and elevated wage growth have contributed to year-over-year inflation levels not seen in decades. Recently, falling food and energy prices have offered a reprieve from the record high inflation prints, but elevated price levels remain relatively broad based, impacting the core components of inflation. In return, the Federal Reserve (“Fed”)

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund performance based on load-waived Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. Performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.apollo.com.

Fund Performance Since Inception

(6/30/14 to 8/31/22)1

Growth of a Hypothetical $10,000 Investment Since Fund Inception

Performance Metrics	Cumulative Return	Annualized Return	Standard Deviation	Sharpe Ratio	Alpha	Beta
Apollo Diversified Real Estate Fund (NASDAQ: GIREX)	83.48%	7.72%	3.80%	1.81	5.22%	0.14
S&P 500 Index	135.75%	11.07%	15.00%	0.68	0.00%	1.00
Bloomberg U.S. Aggregate Bond Index	11.92%	1.39%	3.84%	0.15	0.01%	0.06

Risk & Return

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688.

Assets and securities contained within indices are different than the assets and securities contained in Apollo Diversified Real Estate Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. There are limitations when comparing the Apollo Diversified Real Estate Fund to indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. Fixed income risks include interest rate and credit risk, bond values fluctuate in price so the value of your investment can go down depending on market conditions. Real estate securities and debt obligations may decline because of adverse developments affecting the real estate industry and real property values.

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has aggressively implemented monetary policy in an effort to slow inflation and bring price stability to markets. The tightening financial conditions led to a modest decline in GDP during the first half of 2022. However, despite this economic contraction, labor markets remained relatively strong with the U.S. unemployment rate at 3.7% in August of 2022.4 Market participants will be carefully watching further policy actions from the Federal Reserve and corresponding impacts on risk assets. The strength in the labor market coupled with consumers’ already bolstered balance sheets may provide the U.S. economy with some degree of protection as the Fed continues to raise rates. This strength however, may be fleeting should the path to supply chain normalization persist through 2023.

Commercial real estate fundamentals have remained strong, particularly within the Fund’s high-conviction sectors – multifamily, industrial, and specialty (such as life sciences and student housing) properties. These sectors generally consist of property types that benefit from secular growth trends which are fundamental, long-term and may be driven by evolving consumer behavior, demographic changes, or technological innovation. Such secular growth trends benefit from structural demand drivers that persist across macroeconomic regimes and are generally stable over time. Consistent with the broader inflation story, elevated prices for both labor and materials have made adding new supply increasingly difficult, contributing to a favorable supply and demand dynamic that has led to continued rent growth. In order to potentially capitalize on this dynamic, the Fund’s portfolio management team has been focused on actively positioning the portfolio accordingly. As of July 1, 2022, 87.46% of the Fund’s private equity real estate portfolio is allocated to high-conviction sectors.2

The multifamily sector continued to perform well, driven by healthy releasing spreads. The multifamily occupancy rate, according to CBRE Econometric Advisors, remained near historical highs at 96.9% as of Q2 2022, which represented a 100-basis point (bp) improvement year-over-year.5 Tight occupancy amidst strong demand contributed to robust growth with rents increasing 14.6% year-over-year across CBRE Econometric Advisors’ national sample of 69 markets as of Q2 2022.5 Sharp increases in mortgage rates coupled with the meteoric rise in residential home prices exhibited post-pandemic have pushed many would-be homebuyers to the sideline, potentially bolstering demand for multifamily assets. Nationally, the U.S. continues to be deeply undersupplied, with some estimates suggesting that it would take millions of new housing units to reach equilibrium.6

The industrial sector remained historically strong with broad-based demand and extremely well occupied existing inventory. The national vacancy rate continued to register at a record low of 2.9% as of Q2 2022 according to data from CBRE Econometric Advisors.5 Underlying this strong occupancy at the national level, there are specific markets that remained exceptionally tight on both a relative and absolute basis. Among the leaders in occupancy are Los Angeles, Savannah, and Riverside which have vacancy rates of 0.6%, 0.6%, and 0.8% respectively.5 These conditions have led to outsized rent growth with CBRE Econometric Advisors estimating an 11.3% year-over-year increase as of Q2 2022.5 Year-to-date net absorption of approximately 165 million square feet continues to outpace completions of 156 million square feet during the same period, with 71.9% of new deliveries that were completed in the first half of 2022 being either preleased or presold to the ultimate occupier.5, 7 Demand for modern, well-located industrial facilities remained strong from a wide tenant base of businesses and logistics operators seeking to re-tool their supply chains in an effort to reduce both transportation costs (the highest portion of a company’s logistics spend)7 and risk associated with lost sales due to insufficient inventory levels or other supply chain bottlenecks. The continued adoption of e-commerce and omnichannel retailing remained a tailwind for industrial assets and may provide a supportive environment for increased demand and further rent growth.

The specialty sector consists of property types such as life sciences, healthcare, government buildings, and student housing. These assets are highly specialized and are often built for a specific use and have differentiated supply and demand drivers. The largest component of the Fund’s specialty allocation is within the life sciences property type and primarily consists of laboratory facilities which, in many cases, are used by research organizations across various scientific disciplines. The demand for life sciences facilities remained robust, specifically in markets across the country with large, highly educated talent pools. Lab space across the 12 largest life sciences markets in the U.S. saw rental rates increase by 5.8% quarter-over-quarter in Q2 2022 as large pharmaceutical companies continued to lease space.7 Employment growth within Biotech R&D jobs grew at a record rate of 14.0% year-over-year as of Q2 2022, this compares favorably to the broader U.S. employment market which saw expansion of 4.2% during the same period.4 The combination of robust job growth and tight vacancy in many of the top innovation clusters across the country should provide a favorable backdrop for this property type moving forward. The second largest component of the Fund’s specialty allocation is within the student housing property type. Pre-leased occupancy in August (the last full month in the pre-lease season) continued to break records with 95.7% of student housing beds at the core 175 universities tracked by RealPage being pre-leased for the Fall 2022 academic year. This marked the highest August reading on record and sits 430bps higher than July’s record pre-leased occupancy.8 Students’ desire for a more traditional educational experience should provide a tailwind in demand for dedicated student housing assets that are in close proximity to top-tier private and public educational institutions throughout the country.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

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Increased leasing activity within the traditional office sector has led to a modest 1.4% year-over-year increase in rent growth as of Q2 2022 according to data from CBRE Econometric Advisors.5 Vacancy rates across most markets are still below their record highs observed during the pandemic. Office utilization remains well below pre-pandemic levels as most businesses maintain flexibility with hybrid work arrangements. The benefits of working and collaborating in person remains an attractive proposition for companies seeking to develop both a firm culture and an environment that fosters creativity and innovation. Moving forward, the office market is expected to remain bifurcated between aging, commoditized product and modern, well-amenitized assets particularly those in desirable locations.

This bifurcation in asset performance has also been observed in the retail sector with neighborhood, grocery-anchored centers faring better than malls, especially malls in secondary and tertiary markets. Overall, there has been improvement in operating fundamentals for the retail sector with the availability rate falling to 5.1% in Q2 2022, a level not seen in more than 15 years.5 Total retail employment has completely recovered from the pandemic trough and completions remain at historical lows which should aid the sector overall.4, 5 While the retail sector may remain challenged in aggregate, the combination of strong consumer demand and limited new supply has maintained the downward trajectory of availability rates and may provide for resiliency across certain segments of the retail sector moving forward.

We believe dispersion in sector performance we have observed since the onset of the pandemic will persist, providing potential opportunities for active management. During the trailing one-year period ended June 30, 2022, the Fund’s private portfolio has delivered 296bps of outperformance relative to the NCREIF ODCE Index.9 Further, the Fund utilizes an actively managed investment approach with the ability to invest across all four quadrants of the commercial real estate market–private equity, private debt, public equity, and public debt. This flexibility in investment mandate allows for a dynamic allocation strategy to take advantage of relative value discrepancies between public and private markets. As of the time of writing, publicly traded real estate investment trusts (REITs) are trading at significant discounts to NAV (74% Price/NAV as of September 22, 2022).10 Over the last 25 years, when REITs have been priced below 85% Price/NAV, they have delivered an average return of 29% over one year, and 55% over three years.11

Looking ahead to the balance of 2022, the outlook for the economy overall remains relatively opaque with uncertainty around the path of inflation and Fed policy. With the potential for further volatility, portfolio construction and downside protection are of paramount importance. We believe the Fund may offer investors an attractive alternative to traditional fixed income with lower volatility to the broader markets. The Fund’s portfolio management team remains focused on allocating to core, well leased properties in sectors with structural, rather than cyclical, demand drivers that may further grow rent. As of July 1, 2022, the Fund provides exposure to over 3,700 investments representing over $271 billion in gross property value that is 95% occupied.2 The Fund is diversified by property type, geography, and across all four quadrants of the commercial real estate opportunity set. While future economic conditions remain unclear, we believe the Fund’s exposure to high-quality commercial real estate particularly within our high-conviction sectors should continue to deliver attractive risk-adjusted returns to our investors.

We thank you for your continued confidence and support.

Sincerely,

Randy I. Anderson, Ph.D., CRE

Portfolio Manager, Apollo Diversified Real Estate Fund

Represents the views and opinions of Apollo Analysts at the time of this letter and is subject to change.

Apollo Diversified Real Estate Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

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Endnotes

1.	Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance source: Morningstar Direct. Performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www. apollo.com or by calling 888.926.2688. As of 8/31/22, the Fund’s load-waived, Class A share had a one-year return of 14.83% and a five-year annualized return of 7.92%, the S&P 500 Index had a one-year return of -11.23% and a five-year annualized return of 11.82%, and the Bloomberg U.S. Aggregate Bond Index had a one-year return of -11.52% and a five-year annualized return of 0.52%. Alpha and beta calculation benchmark: S&P 500. Assets and securities contained within indices are different than the assets and securities contained in Apollo Diversified Real Estate Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. There are limitations when comparing the Apollo Diversified Real Estate Fund to indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. Fixed income risks include interest-rate and credit risk, bond values fluctuate in price so the value of your investment can go down depending on market conditions. Real estate securities and debt obligations may decline because of adverse developments affecting the real estate industry and real property values.
2.	Fund holdings as of 7/1/22. Fund size based on Gross Asset Value (GAV). Fund holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.
3.	Effective May 2, 2022, Griffin Institutional Access® Real Estate Fund has been renamed Apollo Diversified Real Estate Fund.
4.	Bureau of Labor Statistics; U.S. Department of Labor.
5.	CBRE Econometric Advisors.
6.	Freddie Mac.
7.	CBRE Research.
8.	Real Page Market Analytics.
9.	Apollo Analysts, NCREIF-ODCE Net Index.
10.	BofA Securities.
11.	Apollo Analysts, CenterSquare, BofA Securities, Morningstar Direct. Past performance is not indicative of future results.

Glossary

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point: A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

NCREIF Fund Index – Open End Diversified Core Equity (NFI-ODCE): An index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. The NFI-ODCE Index is capitalization-weighted.

S&P 500 Index: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk-free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average three-month U.S. Treasury T-bill auction was used as the risk-free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

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Important Disclosures

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Real Estate Fund (the “Fund”). This information and other important details about the Fund are contained in the prospectus, which can be obtained by visiting www.apollo.com. Please read the prospectus carefully before investing.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to effectively allocate the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions. You should carefully consider which class of shares to purchase.

The Fund’s inception date was 6/30/2014. Per the Fund’s prospectus dated May 2, 2022, the total annual expense ratio is 1.98% for Class A shares. The Adviser and Fund have entered into an expense limitation agreement until at least May 31, 2023 under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent that they exceed 1.91% for Class A shares. The maximum sales charge is 5.75% for Class A shares.

The Fund’s distribution policy is to make quarterly distributions to shareholders. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the Fund’s distributions includes return of capital. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment. The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any Sub-Adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund may invest in securities of other investment companies, including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.

The Fund is advised by Apollo Real Estate Fund Adviser, LLC (“AREFA”). AREFA is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act, as amended. AREFA is an indirect majority-owned subsidiary of Apollo Global Management, Inc. The Fund’s private real estate funds allocation is sub-advised by Aon Investments USA Inc. (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the 1940 Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This investor update may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the Securities and Exchange Commission.

This material may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”).

6

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. Information contained herein has been obtained from sources deemed to be reliable, but not guaranteed. Apollo Global Management and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this presentation and is subject to change without notice of any kind.

7

Apollo Global Management, Inc. 18191 Von Karman Avenue Suite 300 Irvine, CA 92612	949.270.9300 www.apollo.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency

Apollo Global Securities, LLC (“AGS”) and Griffin Capital Securities, LLC (“GCS”), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its fund marketing and distribution and GCS is a wholesale marketing agent for Apollo sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Real Estate Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

©2022 Apollo Diversified Real Estate Fund. All rights reserved.

IU-GI2015 (092622) | GFC001427 | Exp. 09.30.23	RE-IU199500 (0922)

APOLLO DIVERSIFIED REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS

NOTICE**

September 29, 2022

Dear Apollo Diversified Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this notice is to inform you of the quarterly repurchase offer by Apollo Diversified Real Estate Fund (the “Fund”). Quarterly repurchase offers provide a degree of liquidity to shareholders of the Fund. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on September 29, 2022 and end on November 8, 2022 (the “Repurchase Request Deadline”). If you own shares through a financial intermediary, financial adviser or broker/dealer (“Financial Intermediary”), please contact your Financial Intermediary.

Please also note that Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

If you wish to tender shares, your Financial Intermediary will provide you with specific instructions. If you are unable to contact your Financial Intermediary or own shares directly and wish to tender shares, you can alternatively complete the Repurchase Request Form.

IMPORTANT

All repurchase requests must be received in good order prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

If you have any questions, please refer to the attached Repurchase Offer or contact your Financial Intermediary. You may also contact us directly at 1-888-926-2688.

Sincerely,

Apollo Diversified Real Estate Fund

RE-IU110107DIRECT (0922)

APOLLO DIVERSIFIED REAL ESTATE FUND REPURCHASE OFFER

1 THE OFFER	Apollo Diversified Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to 5% of the Fund’s issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) (“Repurchase Offer Amount”) as of the Repurchase Request Deadline (as defined below) at a price equal to the net asset value (“NAV”) of the applicable class of shares as of the close of regular business trading on the New York Stock Exchange on the Repurchase Pricing Date (as defined below). The purpose of this offer is to provide a level of liquidity to shareholders, as no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current effective prospectus and statement of additional information.
2 NET ASSET VALUE

The Fund’s NAV on September 22, 2022 of the Class A shares (GIREX) was $29.14 per share, of the Class C shares (GCREX) was $27.65 per share, of the Class I shares (GRIFX) was $29.67 per share, of the Class L shares (GLREX) was $28.80 per share and of the Class M shares (GMREX) was $28.32 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below).

The Fund’s NAV fluctuates. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you submit your repurchase request.

The current NAV may be obtained by calling 1-888-926-2688 and asking for the most current NAV per share or by visiting www.apollodiversifiedrealestatefund.com. The shares of the Fund are not traded on any organized market or securities exchange.

3 REPURCHASE REQUEST DEADLINE	All repurchase requests must be received in good order prior to 4:00 p.m., Eastern Time, on November 8, 2022.
4 REPURCHASE PRICING DATE	The NAV used to calculate the repurchase price will be determined as of the close of regular business trading on the New York Stock Exchange on November 8, 2022 (the “Repurchase Pricing Date”). There is a risk that the NAV per share fluctuates between the date on which you submit your repurchase request and the Repurchase Pricing Date, and that the NAV on the Repurchase Pricing Date may be higher or lower than the NAV on the date you submit your repurchase request.
5 PAYMENT FOR SHARES REPURCHASED	The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.
6 INCREASE IN NUMBER OF SHARES REPURCHASED

If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. If you own less than one hundred (100) shares through a Financial Intermediary and tender all shares for repurchase, and those shares are held by the Financial intermediary in an omnibus account, it may not be possible for your shares to be redeemed in full prior to any proration of repurchase requests received from all other shareholders. Therefore, in that situation, your shares may not be fully redeemed, and you may continue to hold shares in the Fund through your Financial Intermediary.

There is no assurance that you will be able to sell as many of your shares as you desire to sell in the repurchase offer or in any subsequent repurchase offer. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may repurchase the shares on a pro rata basis which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum.

7 WITHDRAWAL OR MODIFICATION	Requests to repurchase shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on November 8, 2022.

RE-IU110107DIRECT (0922)

APOLLO DIVERSIFIED REAL ESTATE FUND REPURCHASE OFFER

8 SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER

The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

●    If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

●    For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

●    For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund’s NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

●    For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9 TAX CONSEQUENCES	You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held.
10 CONTINGENT DEFERRED SALES CHARGES ON CLASS C SHARES	Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.
11 NO REPURCHASE FEE	The Fund does not charge a transaction fee to repurchase Fund Shares. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase. If your shares are held at a Financial Intermediary, your intermediary may charge transaction or other fees in connection with your repurchase request.
12 REPURCHASE REQUESTS IN PROPER FORM

All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

If this repurchase request is due to shareholder death, please call the Fund at 1-888-926-2688 or contact your Financial Intermediary regarding additional required documentation (such as a death certificate). Repurchase requests due to death are intended for natural persons. The dissolution of an entity or similar situations generally do not qualify. Notice must be given to the Fund as soon as practicable but no later than the second repurchase offer deadline following the date of shareholder death, to ensure timely processing of repurchase requests due to death. This timeline will be strictly observed. Should this timeline not be adhered to, there is no guarantee a shareholder’s descendants will be able to sell all shares they desire to sell in the event shareholders tender for repurchase more than the repurchase offer amount and the Fund repurchases shares on a pro rata basis.

None of the Fund, Apollo Real Estate Fund Adviser, LLC (the “Adviser”), CenterSquare Investment Management LLC (“CenterSquare”), Aon Investments USA Inc. (“Aon” and together with CenterSquare, the “Sub-Advisers”), DST Systems, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Advisers, nor the Distributor, is or will be obligated to ensure that your Financial Intermediary, or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your Financial Intermediary.

RE-IU110107DIRECT (0922)

REPURCHASE REQUEST FORM MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, TUESDAY, NOVEMBER 8, 2022

REGULAR MAIL:	OVERNIGHT MAIL:

Apollo Diversified Real Estate Fund c/o	Apollo Diversified Real Estate Fund c/o
DST Systems, Inc.	DST Systems, Inc.
P.O. Box 219133	430 W 7th Street
Kansas City, MO 64121-9133	Kansas City, MO 64105-1407

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to 5% of the outstanding shares of the Apollo Diversified Real Estate Fund, and that if shareholders request to repurchase more than the Repurchase Offer Amount, the Fund may repurchase shares on a pro rata basis which may result in the Fund not repurchasing the full amount of the shares that I am requesting.

For Class C Shareholders Only: I understand that tendering Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

NAME(S) OF REGISTERED SHAREHOLDERS

ACCOUNT NUMBER	INVESTOR ADDRESS	DAYTIME TELEPHONE NUMBER

SHARES TENDERED (Check one share class, reason for repurchase, and the number of shares or dollar amount as appropriate)

Class of Shares to be Tendered:
[ ] Class A Shares (GIREX)	[ ] Class C Shares (GCREX)	[ ] Class I Shares (GRIFX)
[ ] Class L Shares (GLREX)	[ ] Class M Shares (GMREX)

(if tendering more than one share class, please submit a separate form for each share class)

Reason for Repurchase:
[ ] Standard Repurchase	[ ] Repurchase Due to Death*

Tender Amount:		For Internal Use Only
[ ] Full Tender:	Please tender all shares in my account.
[ ] Partial Tender:	Please tender _________ shares from my account.
[ ] Dollar Amount:	Please tender enough shares to net $ _________.

*	Requests due to death are intended for natural persons and will require additional supporting documents. Please see the “Repurchase Requests in Proper Form” section in the Repurchase Offer Statement for further information and instructions.

RE-IU110107DIRECT (0922)

REPURCHASE REQUEST FORM MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, TUESDAY, NOVEMBER 8, 2022

PLEASE NOTE:

1.	A REPURCHASE REQUEST THAT DOES NOT SPECIFY A FULL REPURCHASE, NUMBER OF SHARES, OR A DOLLAR AMOUNT WILL BE REJECTED.

2.	THIS FORM MUST BE RECEIVED BY THE TRANSFER AGENT NO LATER THAN 4:00 P.M. EASTERN TIME ON THE REPURCHASE REQUEST DEADLINE. REPURCHASE REQUESTS RECEIVED BY THE TRANSFER AGENT CANNOT BE REVOKED AFTER THE REPURCHASE REQUEST DEADLINE.

3.	ANY REQUEST RECEIVED OUTSIDE OF AN ACTIVE REPURCHASE PERIOD OR REQUESTS FOR FUTURE REPURCHASE PERIODS WILL BE REJECTED.

4.	ALTERATIONS TO THIS FORM ARE PROHIBITED AND THE REQUEST WILL BE REJECTED.

5.	TO PREVENT BACKUP WITHHOLDING PLEASE ENSURE THAT A COMPLETED AND SIGNED APPLICATION FORM OR A FORM W-9 (OR FORM W-8 FOR NON-U.S. SHAREHOLDERS) HAS BEEN SUBMITTED PREVIOUSLY.

6.	CUSTODIAN APPROVAL IS REQUIRED FOR ACCOUNTS HELD THROUGH A CUSTODIAN. REPURCHASE REQUESTS FOR SUCH ACCOUNTS THAT DO NOT INCLUDE BOTH THE INVESTOR SIGNATURE(S) AND CUSTODIAN APPROVAL BY THE REPURCHASE REQUEST DEADLINE WILL NOT BE DEEMED IN GOOD ORDER.

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholder(s) and mailed to the address of record.

Alternative mailing instructions:

Signature and certification:

Your signature(s) below must correspond exactly with the Authorized Person(s) elected on the account.

I acknowledge that:

●	Provision of this form should not be construed to cause the Fund, or its affiliates, to become an investment advice fiduciary under ERISA or the Internal Revenue Code.

●	I certify that I am authorized to make these elections and that all information provided is true and accurate.

●	No tax or legal advice has been given to me by the Transfer Agent, the Custodian, the Fund, or any agent of either of them, and that all decisions regarading the elections made on this form are my own.

●	The Custodian is authorized to distribute funds from my account in the manner requested. The Fund may conclusively rely on this certification and authorization without further investigation or inquiry.

●	I assume responsibility for any adverse consequences that may arise from the election(s) and agree that the Fund and their agents shall in no way be responsible, and shall be indemnified and held harmless, for any tax, legal or other consequences of the election(s) made on this form.

●	The payment is to be sent to the registered owner(s) of the shares shown in the registration of the account.

Signature:	Date

Print name:	Telephone Number:

Signature (if joint account both must sign):	Date

Print name:	Telephone Number:

CUSTODIAN APPROVAL (FOR ACCOUNTS HELD THROUGH A CUSTODIAN)

RE-IU110107DIRECT (0922)

APOLLO DIVERSIFIED REAL ESTATE FUND

Investor Update

Fall 2022

Class A Share (NASDAQ: GIREX) Inception Through 8/31/22[1]
Performance[1]
Cumulative Return	83.48%
Annualized Return	7.72%
Positive Returns[1]
30 out of 32 quarters
Standard Deviation	3.80% [1]
The Fund’s Standard Deviation (a measure of volatility/risk) was approximately four times less than the S&P 500 Index over the same period.[1]
Sharpe Ratio	1.81 [1]
Alpha	5.22% [1]
Beta	0.14 [1]
Private Fund Diversification[2]
As of 7/1/22
Approximately $271.72B Gross Asset Value
3,791 investments diversified by sector, geography, and manager

September 29, 2022

Dear Fellow Shareholders,

We are pleased to present the Fall 2022 Investor Update for Apollo Diversified Real Estate Fund (the “Fund”).[3] We greatly appreciate the support of our shareholders, and we seek to remain true to the Fund’s stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. Despite challenging economic conditions that have characterized most of 2022, the Fund continued to deliver impressive outperformance relative to both stocks and bonds. The Fund’s load-waived Class A shares (NASDAQ: GIREX) returned 14.83% in the one-year period ended August 31, 2022, while the S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index delivered returns of -11.23% and -11.52% respectively, during the same period.[1] From the Fund’s inception on June 30, 2014, through August 31, 2022, the Fund’s load-waived Class A shares generated a(n)[1]:

Randy I. Anderson, Ph.D., CRE Portfolio Manager, Apollo Diversified Real Estate Fund

●     Total cumulative return of 83.48% and an 7.72% annualized return.

●     Sharpe ratio of 1.81.

●     Standard deviation of 3.80%, which is in line with the standard deviation for the Bloomberg U.S. Aggregate Bond Index (3.84%).

●     Alpha of 5.22%.

●     Beta of 0.14.

The U.S. economy continued to struggle with inflation, slowing economic growth, and the associated monetary policy designed to address the same. Bottlenecks that plagued global supply chains since the start of the pandemic and elevated wage growth have contributed to year-over-year inflation levels not seen in decades. Recently, falling food and energy prices have offered a reprieve from the record high inflation prints, but elevated price levels remain relatively broad based, impacting the core components of inflation. In return, the Federal Reserve (“Fed”)

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund performance based on load-waived Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. Performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.apollo.com.

Fund Performance Since Inception

(6/30/14 to 8/31/22)1

Growth of a Hypothetical $10,000 Investment Since Fund Inception

Performance Metrics	Cumulative Return	Annualized Return	Standard Deviation	Sharpe Ratio	Alpha	Beta
Apollo Diversified Real Estate Fund (NASDAQ: GIREX)	83.48%	7.72%	3.80%	1.81	5.22%	0.14
S&P 500 Index	135.75%	11.07%	15.00%	0.68	0.00%	1.00
Bloomberg U.S. Aggregate Bond Index	11.92%	1.39%	3.84%	0.15	0.01%	0.06

Risk & Return

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688.

Assets and securities contained within indices are different than the assets and securities contained in Apollo Diversified Real Estate Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. There are limitations when comparing the Apollo Diversified Real Estate Fund to indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. Fixed income risks include interest rate and credit risk, bond values fluctuate in price so the value of your investment can go down depending on market conditions. Real estate securities and debt obligations may decline because of adverse developments affecting the real estate industry and real property values.

has aggressively implemented monetary policy in an effort to slow inflation and bring price stability to markets. The tightening financial conditions led to a modest decline in GDP during the first half of 2022. However, despite this economic contraction, labor markets remained relatively strong with the U.S. unemployment rate at 3.7% in August of 2022.4 Market participants will be carefully watching further policy actions from the Federal Reserve and corresponding impacts on risk assets. The strength in the labor market coupled with consumers’ already bolstered balance sheets may provide the U.S. economy with some degree of protection as the Fed continues to raise rates. This strength however, may be fleeting should the path to supply chain normalization persist through 2023.

Commercial real estate fundamentals have remained strong, particularly within the Fund’s high-conviction sectors – multifamily, industrial, and specialty (such as life sciences and student housing) properties. These sectors generally consist of property types that benefit from secular growth trends which are fundamental, long-term and may be driven by evolving consumer behavior, demographic changes, or technological innovation. Such secular growth trends benefit from structural demand drivers that persist across macroeconomic regimes and are generally stable over time. Consistent with the broader inflation story, elevated prices for both labor and materials have made adding new supply increasingly difficult, contributing to a favorable supply and demand dynamic that has led to continued rent growth. In order to potentially capitalize on this dynamic, the Fund’s portfolio management team has been focused on actively positioning the portfolio accordingly. As of July 1, 2022, 87.46% of the Fund’s private equity real estate portfolio is allocated to high-conviction sectors.2

The multifamily sector continued to perform well, driven by healthy releasing spreads. The multifamily occupancy rate, according to CBRE Econometric Advisors, remained near historical highs at 96.9% as of Q2 2022, which represented a 100-basis point (bp) improvement year-over-year.5 Tight occupancy amidst strong demand contributed to robust growth with rents increasing 14.6% year-over-year across CBRE Econometric Advisors’ national sample of 69 markets as of Q2 2022.5 Sharp increases in mortgage rates coupled with the meteoric rise in residential home prices exhibited post-pandemic have pushed many would-be homebuyers to the sideline, potentially bolstering demand for multifamily assets. Nationally, the U.S. continues to be deeply undersupplied, with some estimates suggesting that it would take millions of new housing units to reach equilibrium.6

The industrial sector remained historically strong with broad-based demand and extremely well occupied existing inventory. The national vacancy rate continued to register at a record low of 2.9% as of Q2 2022 according to data from CBRE Econometric Advisors.5 Underlying this strong occupancy at the national level, there are specific markets that remained exceptionally tight on both a relative and absolute basis. Among the leaders in occupancy are Los Angeles, Savannah, and Riverside which have vacancy rates of 0.6%, 0.6%, and 0.8% respectively.5 These conditions have led to outsized rent growth with CBRE Econometric Advisors estimating an 11.3% year-over-year increase as of Q2 2022.5 Year-to-date net absorption of approximately 165 million square feet continues to outpace completions of 156 million square feet during the same period, with 71.9% of new deliveries that were completed in the first half of 2022 being either preleased or presold to the ultimate occupier.5, 7 Demand for modern, well-located industrial facilities remained strong from a wide tenant base of businesses and logistics operators seeking to re-tool their supply chains in an effort to reduce both transportation costs (the highest portion of a company’s logistics spend)7 and risk associated with lost sales due to insufficient inventory levels or other supply chain bottlenecks. The continued adoption of e-commerce and omnichannel retailing remained a tailwind for industrial assets and may provide a supportive environment for increased demand and further rent growth.

The specialty sector consists of property types such as life sciences, healthcare, government buildings, and student housing. These assets are highly specialized and are often built for a specific use and have differentiated supply and demand drivers. The largest component of the Fund’s specialty allocation is within the life sciences property type and primarily consists of laboratory facilities which, in many cases, are used by research organizations across various scientific disciplines. The demand for life sciences facilities remained robust, specifically in markets across the country with large, highly educated talent pools. Lab space across the 12 largest life sciences markets in the U.S. saw rental rates increase by 5.8% quarter-over-quarter in Q2 2022 as large pharmaceutical companies continued to lease space.7 Employment growth within Biotech R&D jobs grew at a record rate of 14.0% year-over-year as of Q2 2022, this compares favorably to the broader U.S. employment market which saw expansion of 4.2% during the same period.4 The combination of robust job growth and tight vacancy in many of the top innovation clusters across the country should provide a favorable backdrop for this property type moving forward. The second largest component of the Fund’s specialty allocation is within the student housing property type. Pre-leased occupancy in August (the last full month in the pre-lease season) continued to break records with 95.7% of student housing beds at the core 175 universities tracked by RealPage being pre-leased for the Fall 2022 academic year. This marked the highest August reading on record and sits 430bps higher than July’s record pre-leased occupancy.8 Students’ desire for a more traditional educational experience should provide a tailwind in demand for dedicated student housing assets that are in close proximity to top-tier private and public educational institutions throughout the country.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

Increased leasing activity within the traditional office sector has led to a modest 1.4% year-over-year increase in rent growth as of Q2 2022 according to data from CBRE Econometric Advisors.5 Vacancy rates across most markets are still below their record highs observed during the pandemic. Office utilization remains well below pre-pandemic levels as most businesses maintain flexibility with hybrid work arrangements. The benefits of working and collaborating in person remains an attractive proposition for companies seeking to develop both a firm culture and an environment that fosters creativity and innovation. Moving forward, the office market is expected to remain bifurcated between aging, commoditized product and modern, well-amenitized assets particularly those in desirable locations.

This bifurcation in asset performance has also been observed in the retail sector with neighborhood, grocery-anchored centers faring better than malls, especially malls in secondary and tertiary markets. Overall, there has been improvement in operating fundamentals for the retail sector with the availability rate falling to 5.1% in Q2 2022, a level not seen in more than 15 years.5 Total retail employment has completely recovered from the pandemic trough and completions remain at historical lows which should aid the sector overall.4, 5 While the retail sector may remain challenged in aggregate, the combination of strong consumer demand and limited new supply has maintained the downward trajectory of availability rates and may provide for resiliency across certain segments of the retail sector moving forward.

We believe dispersion in sector performance we have observed since the onset of the pandemic will persist, providing potential opportunities for active management. During the trailing one-year period ended June 30, 2022, the Fund’s private portfolio has delivered 296bps of outperformance relative to the NCREIF ODCE Index.9 Further, the Fund utilizes an actively managed investment approach with the ability to invest across all four quadrants of the commercial real estate market–private equity, private debt, public equity, and public debt. This flexibility in investment mandate allows for a dynamic allocation strategy to take advantage of relative value discrepancies between public and private markets. As of the time of writing, publicly traded real estate investment trusts (REITs) are trading at significant discounts to NAV (74% Price/NAV as of September 22, 2022).10 Over the last 25 years, when REITs have been priced below 85% Price/NAV, they have delivered an average return of 29% over one year, and 55% over three years.11

Looking ahead to the balance of 2022, the outlook for the economy overall remains relatively opaque with uncertainty around the path of inflation and Fed policy. With the potential for further volatility, portfolio construction and downside protection are of paramount importance. We believe the Fund may offer investors an attractive alternative to traditional fixed income with lower volatility to the broader markets. The Fund’s portfolio management team remains focused on allocating to core, well leased properties in sectors with structural, rather than cyclical, demand drivers that may further grow rent. As of July 1, 2022, the Fund provides exposure to over 3,700 investments representing over $271 billion in gross property value that is 95% occupied.2 The Fund is diversified by property type, geography, and across all four quadrants of the commercial real estate opportunity set. While future economic conditions remain unclear, we believe the Fund’s exposure to high-quality commercial real estate particularly within our high-conviction sectors should continue to deliver attractive risk-adjusted returns to our investors.

We thank you for your continued confidence and support.

Sincerely,

Randy I. Anderson, Ph.D., CRE

Portfolio Manager, Apollo Diversified Real Estate Fund

Represents the views and opinions of Apollo Analysts at the time of this letter and is subject to change.

Apollo Diversified Real Estate Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

Endnotes

1.	Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance source: Morningstar Direct. Performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www. apollo.com or by calling 888.926.2688. As of 8/31/22, the Fund’s load-waived, Class A share had a one-year return of 14.83% and a five-year annualized return of 7.92%, the S&P 500 Index had a one-year return of -11.23% and a five-year annualized return of 11.82%, and the Bloomberg U.S. Aggregate Bond Index had a one-year return of -11.52% and a five-year annualized return of 0.52%. Alpha and beta calculation benchmark: S&P 500. Assets and securities contained within indices are different than the assets and securities contained in Apollo Diversified Real Estate Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. There are limitations when comparing the Apollo Diversified Real Estate Fund to indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. Fixed income risks include interest-rate and credit risk, bond values fluctuate in price so the value of your investment can go down depending on market conditions. Real estate securities and debt obligations may decline because of adverse developments affecting the real estate industry and real property values.
2.	Fund holdings as of 7/1/22. Fund size based on Gross Asset Value (GAV). Fund holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.
3.	Effective May 2, 2022, Griffin Institutional Access® Real Estate Fund has been renamed Apollo Diversified Real Estate Fund.
4.	Bureau of Labor Statistics; U.S. Department of Labor.
5.	CBRE Econometric Advisors.
6.	Freddie Mac.
7.	CBRE Research.
8.	Real Page Market Analytics.
9.	Apollo Analysts, NCREIF-ODCE Net Index.
10.	BofA Securities.
11.	Apollo Analysts, CenterSquare, BofA Securities, Morningstar Direct. Past performance is not indicative of future results.

Glossary

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point: A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

NCREIF Fund Index – Open End Diversified Core Equity (NFI-ODCE): An index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. The NFI-ODCE Index is capitalization-weighted.

S&P 500 Index: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk-free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average three-month U.S. Treasury T-bill auction was used as the risk-free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

Important Disclosures

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Real Estate Fund (the “Fund”). This information and other important details about the Fund are contained in the prospectus, which can be obtained by visiting www.apollo.com. Please read the prospectus carefully before investing.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to effectively allocate the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions. You should carefully consider which class of shares to purchase.

The Fund’s inception date was 6/30/2014. Per the Fund’s prospectus dated May 2, 2022, the total annual expense ratio is 1.98% for Class A shares. The Adviser and Fund have entered into an expense limitation agreement until at least May 31, 2023 under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent that they exceed 1.91% for Class A shares. The maximum sales charge is 5.75% for Class A shares.

The Fund’s distribution policy is to make quarterly distributions to shareholders. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the Fund’s distributions includes return of capital. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment. The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any Sub-Adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund may invest in securities of other investment companies, including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.

The Fund is advised by Apollo Real Estate Fund Adviser, LLC (“AREFA”). AREFA is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act, as amended. AREFA is an indirect majority-owned subsidiary of Apollo Global Management, Inc. The Fund’s private real estate funds allocation is sub-advised by Aon Investments USA Inc. (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the 1940 Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This investor update may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the Securities and Exchange Commission.

This material may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”).

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. Information contained herein has been obtained from sources deemed to be reliable, but not guaranteed. Apollo Global Management and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this presentation and is subject to change without notice of any kind.

Apollo Global Management, Inc. 18191 Von Karman Avenue Suite 300 Irvine, CA 92612	949.270.9300 www.apollo.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency

Apollo Global Securities, LLC (“AGS”) and Griffin Capital Securities, LLC (“GCS”), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its fund marketing and distribution and GCS is a wholesale marketing agent for Apollo sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Real Estate Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

©2022 Apollo Diversified Real Estate Fund. All rights reserved.

IU-GI2015 (092622) | GFC001427 | Exp. 09.30.23	RE-IU199500 (0922)

APOLLO DIVERSIFIED REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS
NOTICE**

September 29, 2022

Dear Apollo Diversified Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this notice is to inform you of the quarterly repurchase offer by Apollo Diversified Real Estate Fund (the “Fund”). Quarterly repurchase offers provide a degree of liquidity to shareholders of the Fund. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on September 29, 2022 and end on November 8, 2022 (the “Repurchase Request Deadline”). If you own shares through a financial intermediary, financial adviser or broker/dealer (“Financial Intermediary”), please contact your Financial Intermediary.

Please also note that Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

If you wish to tender shares, your Financial Intermediary will provide you with specific instructions. If you are unable to contact your Financial Intermediary or own shares directly and wish to tender shares, you can alternatively complete the Repurchase Request Form.

IMPORTANT

All repurchase requests must be received in good order prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

If you have any questions, please refer to the attached Repurchase Offer or contact your Financial Intermediary. You may also contact us directly at 1-888-926-2688.

Sincerely,

Apollo Diversified Real Estate Fund

RE-IU133801BENEFICIAL (0922)

APOLLO DIVERSIFIED REAL ESTATE FUND REPURCHASE OFFER

1 THE OFFER	Apollo Diversified Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to 5% of the Fund’s issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) (“Repurchase Offer Amount”) as of the Repurchase Request Deadline (as defined below) at a price equal to the net asset value (“NAV”) of the applicable class of shares as of the close of regular business trading on the New York Stock Exchange on the Repurchase Pricing Date (as defined below). The purpose of this offer is to provide a level of liquidity to shareholders, as no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current effective prospectus and statement of additional information.
2 NET ASSET VALUE

The Fund’s NAV on September 22, 2022 of the Class A shares (GIREX) was $29.14 per share, of the Class C shares (GCREX) was $27.65 per share, of the Class I shares (GRIFX) was $29.67 per share, of the Class L shares (GLREX) was $28.80 per share and of the Class M shares (GMREX) was $28.32 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below).

The Fund’s NAV fluctuates. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you submit your repurchase request.

The current NAV may be obtained by calling 1-888-926-2688 and asking for the most current NAV per share or by visiting www.apollodiversifiedrealestatefund.com. The shares of the Fund are not traded on any organized market or securities exchange.

3 REPURCHASE REQUEST DEADLINE	All repurchase requests must be received in good order prior to 4:00 p.m., Eastern Time, on November 8, 2022.
4 REPURCHASE PRICING DATE	The NAV used to calculate the repurchase price will be determined as of the close of regular business trading on the New York Stock Exchange on November 8, 2022 (the “Repurchase Pricing Date”). There is a risk that the NAV per share fluctuates between the date on which you submit your repurchase request and the Repurchase Pricing Date, and that the NAV on the Repurchase Pricing Date may be higher or lower than the NAV on the date you submit your repurchase request.
5 PAYMENT FOR SHARES REPURCHASED	The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.
6 INCREASE IN NUMBER OF SHARES REPURCHASED

If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. If you own less than one hundred (100) shares through a Financial Intermediary and tender all shares for repurchase, and those shares are held by the Financial intermediary in an omnibus account, it may not be possible for your shares to be redeemed in full prior to any proration of repurchase requests received from all other shareholders. Therefore, in that situation, your shares may not be fully redeemed, and you may continue to hold shares in the Fund through your Financial Intermediary.

There is no assurance that you will be able to sell as many of your shares as you desire to sell in the repurchase offer or in any subsequent repurchase offer. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may repurchase the shares on a pro rata basis which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum.

7 WITHDRAWAL OR MODIFICATION	Requests to repurchase shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on November 8, 2022.

RE-IU133801BENEFICIAL (0922)

APOLLO DIVERSIFIED REAL ESTATE FUND REPURCHASE OFFER

8 SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER

The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

●    If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

●    For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

●    For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund’s NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

●    For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9 TAX CONSEQUENCES	You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held.
10 CONTINGENT DEFERRED SALES CHARGES ON CLASS C SHARES	Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.
11 NO REPURCHASE FEE	The Fund does not charge a transaction fee to repurchase Fund Shares. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase. If your shares are held at a Financial Intermediary, your intermediary may charge transaction or other fees in connection with your repurchase request.
12 REPURCHASE REQUESTS IN PROPER FORM

All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

If this repurchase request is due to shareholder death, please call the Fund at 1-888-926-2688 or contact your Financial Intermediary regarding additional required documentation (such as a death certificate). Repurchase requests due to death are intended for natural persons. The dissolution of an entity or similar situations generally do not qualify. Notice must be given to the Fund as soon as practicable but no later than the second repurchase offer deadline following the date of shareholder death, to ensure timely processing of repurchase requests due to death. This timeline will be strictly observed. Should this timeline not be adhered to, there is no guarantee a shareholder’s descendants will be able to sell all shares they desire to sell in the event shareholders tender for repurchase more than the repurchase offer amount and the Fund repurchases shares on a pro rata basis.

None of the Fund, Apollo Real Estate Fund Adviser, LLC (the “Adviser”), CenterSquare Investment Management LLC (“CenterSquare”), Aon Investments USA Inc. (“Aon” and together with CenterSquare, the “Sub-Advisers”), DST Systems, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Advisers, nor the Distributor, is or will be obligated to ensure that your Financial Intermediary, or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your Financial Intermediary.

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RE-IU133801BENEFICIAL (0922)